Note 22 - Discontinued Operation - Consideration Received and Receivable (Details) - 12 months ended Jun. 30, 2022 - Disposal groups classified as held for sale [member] $ in Thousands, $ in Thousands	USD ($)	AUD ($)
Statement Line Items [Line Items]
Proceeds from disposal of non-current assets or disposal groups classified as held for sale and discontinued operations	$ 2,623	$ 3,807
Fair value of contingent consideration	4,472	6,490
Less costs to sell	(345)	(500)
Total disposal consideration	6,750	9,797
Estimated carrying amount of net assets sold	6,700	9,747
Gain (loss) recognised on measurement to fair value less costs to sell or on disposal of assets or disposal groups constituting discontinued operation	$ 30	$ 50